UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2010

China New Energy Group Company
(Exact name of Registrant as specified in its charter)

Delaware	001-32691	65-0972647
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 18/F, Block B1, TianJin Emperor Place
No. 85 NanJing Road
HePing District, Tianjin, 300042
People's Republic of China

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (011)-86-22-2321 0508

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act(17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01           Entry Into a Material Definitive Agreement.

(A) Financing

Preferred Stock Offering

Securities Purchase Agreement

On September 14, 2009, China New Energy Group Company (the “Company”) entered into and consummated the sale of securities pursuant to a Series C and Series D Convertible Preferred Stock Securities Purchase Agreement (the “Securities Purchase Agreement”) with China Hand Fund I, LLC (“China Hand”), providing for the sale to China Hand of (i) 18.73 shares of the Company’s Series C Convertible Preferred Stock (“Series C Preferred Stock”), and (ii) 4 shares of the Company’s Series D Convertible Preferred Stock (“Series D Preferred Stock”) for an aggregate purchase price of $15,000,000 (the “Private Placement”). The proceeds of the Private Placement will be used to finance first installment of the purchase price due for the acquisition of by a wholly owned subsidiary of the Company of (i) a 70% equity interest in each of Beijing Century Dadi Gas Engineering Co., Ltd., a PRC limited liability company (“Century Dadi”) and (ii) Zhoulu Dadi Gas Co. Ltd., a PRC limited liability company (“Zhoulu Dadi”).

Immediately following the closing of the Private Placement, China Hand transferred its rights to the Series C Preferred Stock and to 2 of shares of Series D Preferred Stock to Vicis Capital Master Fund (“Vicis”).

Backstop Agreement

In connection with the closing of the Private Placement, the Company and China Hand entered into a Backstop Agreement dated as of September 14, 2010 (the “Backstop Agreement”). The Backstop Agreement provides that China Hand has committed to provide additional financing of up to $20,100,000 to the extent that the Company is unable to raise capital from third party investors. The proceeds of the additional financing will be used to fund in part the payment of second and third installments of the purchase price due in connection with the acquisition of Century Dadi and Zhoulu Dadi.

Registration Rights Agreement

Also in connection with the closing of the Private Placement, the Company and China Hand entered into a Registration Rights Agreement dated as of September 14, 2010 (the “Registration Rights Agreement”) under which the Company granted China Hand piggy-back registration rights exercisable after December 31, 2010 with respect to the shares of common stock issuable upon conversion of Series C Preferred Stock and Series D Preferred Stock that may not be sold without registration in accordance with Rule 144.

The foregoing summary does not purport to be a complete statement of the parties’ rights and obligations under the Securities Purchase Agreement, Backstop Agreement and Registration Rights Agreement, or the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing summary is qualified in its entirety by reference to the Securities Purchase Agreement, Backstop Agreement and Registration Rights Agreement attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively.

Notes Offering

On September 14, 2009, the Company entered into and consummated the sale to certain accredited investors pursuant to the Note Purchase Agreements (the “Note Purchase Agreements”) of Convertible Notes due October 15, 2010 (the “Notes”) in the aggregate principal amount of $3,000,000.

The Notes pay no interest and are convertible into a total of 1.67 shares of Series C Preferred Stock if paid before the maturity date. If the Notes are not paid at maturity, they will convert automatically into a total of 37.5 shares of Series C Preferred Stock. The number of shares of Series C Preferred Stock issuable upon conversion of the Notes is subject to adjustment for stock splits and similar events.

The foregoing summary does not purport to be a complete statement of the parties’ rights and obligations under the Note Purchase Agreements and the Notes, or the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing summary is qualified in its entirety by reference to forms of the Note Purchase Agreements and the Notes attached hereto as Exhibits 10.4, and 10.5, respectively.

(B) Acquisitions

Century Dadi Agreements

Equity Transfer Agreement for 70% Interest in Century Dadi

On September 14, 2010, the Company’s wholly-owned PRC subsidiary, China New Energy Investment Co., Ltd (“Buyer”), entered into an Equity Transfer Agreement (the “Century Dadi Acquisition Agreement”) with Beijing Fengyin Xianghe Scientific Technology Co., Ltd. (“Seller”), a PRC company controlled by Mr. Tang Zhixiang (“Mr. Tang”), to acquire a 70% equity interest in Beijing Century Dadi Gas Engineering Co., Ltd., a PRC company (“Century Dadi”) from the Seller.

The Century Dadi Acquisition Agreement replaces the agreement originally executed on March 8, 2010 between China New Energy Group Company and Mr. Tang (which agreement was terminated pursuant to a Supplementary Agreement of Equity Transfer Agreement dated September 14, 2010).

Century Dadi and its affiliated companies are primarily engaged in the business of the supply of natural gas and construction and development of a gas pipeline network in urban areas.

Seller and Mr. Tang currently collectively own approximately 48% percent of the equity of Century Dadi. Within 45 days following the payment of the first installment into the mutually managed account, Seller is required to have acquired 100% of the equity of Century Dadi.

Purchase Price

The total purchase price for the 70% equity interest in Century Dadi is 135,000,000 RMB (approximately $20 million US dollars).  The purchase price is payable in three installments.  Each payment is subject to satisfaction of certain preconditions as described below.

The parties are required to open a mutually managed account within 3 business days of the execution of the Century Dadi Acquisition Agreement.

First Installment

The first installment of 60,000,000 RMB (approximately $8.89 million US dollars) of the purchase price is required to be paid into the mutually managed account within 5 business days of the execution of the agreement (with an additional 5 day grace) with interest accruing thereafter on the payment due at the rate of 0.1% per day capped at 5,000,000.00 RMB.

The first installment will be released from the mutually managed account after satisfaction of the certain conditions, including those set forth below (which preconditions are required to be satisfied within 45 days of the transfer by the Buyer of the first installment payment to the mutually managed bank account unless extended as set forth below):

1)	Seller shall have completed the purchase of 100% of the equity of the Century Dadi and the registration of the transfer shall have been completed.
2)	Century Dadi shall own 100% of the equity of Beijing Century Dadi Transportation Ltd., Co. (“Dadi Transportation”) and the registration of transfer shall have been completed.

3)	Seller shall have transferred a 70% equity interest in Century Dadi to the Buyer and the registration of transfer shall be complete and Century Dadi shall have obtained the new business license.
4)
Before completion of the transfer, the Articles of Associations of Century Dadi and its affiliated companies shall provide that: (i) resolutions of the shareholders’ meeting with respect to the decision to amend the articles of association of each company, increasing or decreasing the registered capital or merging or dissolving the company, shall be passed by the shareholders holding  two-thirds of the shares entitled to vote; and (ii) Seller or Century Dadi has the right to appoint all the directors and executive officers of Century Dadi and its affiliated companies and this right to elect all of the directors and officers shall be held by the Buyer following the transfer.

5)	Century Dadi shall have achieved the shareholder structure set forth in Annex II.

6)
Mr. Tang and Seller shall have entered into a written agreement with all of shareholders of each of the affiliated companies of Century Dadi in which Mr. Tang and the other shareholders shall agree that after completion of the transfer (A) none of them will take part in any day-to-day operation and management of Century Dadi and the affiliated companies; (B) Seller shall have the right appoint 2 directors and the Buyer shall have the right to appoint 5 directors and (C) each of them waive the right of first refusal (if any) to purchase any equity sold by other shareholders of Century Dad and its affiliated companies and each of them agrees that he shall only have the rights to enjoy the dividends and vote for the resolution of shareholder’s meeting according to his equity proportion.

7)	Seller and Century Dadi shall assist the Buyer to inspect the fixed assets of the Century Dadi and its affiliated companies.
8)	The transfer shall be complete
9)
Seller and Mr. Tang shall have caused all the other parties to the legal documents regarding to certain planned projects to agree in writing that (i) Seller and Mr. Tang and their affiliates are entitled to assign all of their rights and liabilities thereunder to the Buyer for no additional consideration; and (ii) the transfer of these rights and liabilities shall not cause any adverse affect to the transferee. In addition, Seller is required to obtain a written undertaking from Dadi Gas that Dadi Gas will not take part in any of these planned projects without the prior written consent of the Buyer.

10)	All obligations of each party to the Supplementary Agreement for the Escrow Terms and Conditions for the First Installment shall have been fully performed.

If the Seller fails to satisfy all the first installment payment release preconditions prior to the expiration of the 45 day period and the Seller submits a list in writing of the status of the preconditions on the last day of the 45 day period, the Buyer will provide a cure period of 15 days during which the Seller will not incur any penalty for its failure to satisfy all the release preconditions. If the Seller fails to satisfy all the first installment payment release preconditions prior to the expiration of the cure period, the Seller may request an extension of the cure period by explaining the reasons for the failure to satisfy all the first installment payment release preconditions. If the Buyer determines that the explanation given is reasonable, the Buyer may grant the Seller a further 15 day extension of the cure period. During that extended cure period, the Seller will incur a penalty of 0.1% per day of the first payment amount until the all the first installment payment release preconditions shall be satisfied.

If the Seller is unable to satisfy all the first installment payment release preconditions prior the expiration of the cure period, the Buyer may take any of the following actions:

(i)   terminate the agreement, have the first installment payment returned from the mutually managed bank account and require the Seller to pay the Buyer 5,000,000 RMB as a penalty;(ii) delay the first installment payment release until all the preconditions are satisfied and require the Seller to pay the Buyer 5,000,000 RMB as a penalty; or

(ii)  deduct up to 5,000,000 RMB from the first installment payment.

Under the terms of the Supplementary Agreement for the Escrow Terms and Condition for the First Installment the Seller dated September 14, 2010, between Seller, Buyer and Mr. Tang, Seller is entitled to borrow, in accordance with the terms and conditions set forth in the agreement, from the mutually managed account 50% of the amount of the first installment which funds are to be used to pay the purchase price for the equity interests of Century Dadi and its affiliated companies such that following the purchase Seller will 100% of the equity interests of Century Dadi and Century Dadi will own at least a 70% equity interest in each of the affiliated companies set forth in Annex II of the agreement.

Second Installment

The second installment of 65,000,000 RMB (or approximately $9.63 million) is payable within 180 days (with an additional 90 day grace period as described below) of the release of the first installment payment subject to the satisfaction of the following conditions:

1)	All actions shall have been taken such that Century Dadi shall be the registered owner of 70% equity interest of each of its affiliated companies; and
2)	Century Dadi shall have achieved the shareholding structure listed in Annex III. The business scope of all the affiliated companies shall remain the same.

If the Seller fails to satisfy all the second installment payment release preconditions prior to the expiration of the 180 day period and submits a list in writing of status of the preconditions on the last day of the 180 day period, the Buyer will provide a cure period of 15 days during which the Seller will not incur any penalty for its failure to satisfy all the first installment payment release preconditions. If the Seller fails to satisfy all the first installment payment release preconditions prior to the expiration of the cure period, the Seller may request an extension of the cure period by explaining the reasons for the failure to satisfy all the first installment payment release preconditions. If the Buyer determines that the explanation given is reasonable, the Buyer may grant the Seller a further 15 day extension of the cure period. During that extended cure period, the Seller will incur a penalty of 0.1% per day of the first payment amount until the all the first installment payment release preconditions shall be satisfied.

If the Seller is unable to satisfy all the second installment payment release preconditions prior the expiration of the remedy period, the Buyer may take any of the following actions:

(i)    terminate the Agreement, have the first installment payment returned and require the Seller to pay the Buyer 5,000,000 RMB as a penalty;
(ii)   delay the second installment payment release until all the preconditions are satisfied and require the Seller to pay the Buyer 5,000,000 RMB as a penalty; or
(iii)  deduct up to 5,000,000 RMB from the second installment payment.

Notwithstanding the foregoing, after the expiration of the 180 period for the payment of the second installment payment, the Buyer is entitled to have a 90 day extension without any penalty. After that 90 day extension expires if the Buyer fails to pay the second installment to the Seller, the Buyer will have a 45 days grace period. After that 45 day grace period expires, if the Buyer still fails to pay the Buyer shall pay penalties at the rate of 0.1% per day of the amount of the second installment capped at 5,000,000 RMB.

Third Installment

The third and final installment is 10,000,000 RMB and is required to be paid into the managed account within 180 days after the payment of the second installment. After the expiration of the 180 period the Buyer is entitled to have a 45 day extension without any penalty. After that 45 day grace period expires, if the Buyer still fails to pay the Buyer shall pay penalties at the rate of 0.1% per day of the amount of the second installment capped at 500,000 RMB.

Within 3 years after the completion of the transfer, in the event that the Seller breaches any provisions of the agreement, the Buyer is entitled to have the penalty or damages for such breach paid to it out of the mutually managed bank account. If the amount in the account is not sufficient then the Seller is required to pay the difference. After the expiration of such period of 3 years, if the Seller is not in breach or has already completed the remedy of any breach of the agreement, the Buyer shall withdraw its management of such mutual management bank account after the expiration of such period of 3 years.

The following conditions are required to be satisfied prior to the closing of the transaction:

1)	All necessary permits, consents, licenses, governmental approvals or authorizations, relating to the legality, validity or enforceability of the sale of the transferred equity shall have been obtained
2)	All necessary processes, formalities and procedures relating to the transfer of the equity interest shall have been completed or performed; and
3)	The transfer of the equity interest will not result in the loss by Century Dadi and its affiliated companies of their respective rights to operate their urban gas pipelines.

Unless otherwise provided in the agreement, Buyer is entitled to terminate the agreement unilaterally without any liability for breach of the agreement if some or all of the conditions have not been satisfied before the completion of the transfer. In the event of termination by the Buyer, any installments of the purchase price previously paid shall be returned to the Buyer and the Buyer is entitled to a penalty of 5,000,000.00 RMB. If the penalty does not cover the damages or losses suffered by the Buyer the Seller is required to compensate the Buyer for the shortfall.

Exclusive Option Agreement/Equity Transfer Agreement Relating to Remaining 30% Interest in Century Dadi

In connection with the execution of the Century Dadi Agreement, Seller, Buyer and Century Dadi entered into an Exclusive Option Agreement (the “Option Agreement”) and a second Equity Transfer Agreement. Under the Option Agreement after the completion of the transfer of the 70% interest under the Century Dade Agreement Buyer has the right to purchase the remaining 30% equity interest in Century Dadi then owned by Seller for a purchase price of 65,000,000RMB (approximately $9.63 million).

Under a related equity transfer agreement entered into between the parties, Seller has agreed so sell the remaining 30% of Century Dadi to Buyer following exercise by Buyer of the option.

The purchase price is payable in one installment and is payable after the following conditions are satisfied (which conditions are required to be satisfied within 30 days of the exercise of the option):

1)
All necessary permits, consents, licenses, governmental approvals or authorizations, relating  to the legality, validity or enforceability of the sale of the transferred equity shall have been obtained; and

2)	All necessary processes, formalities and procedures relating to the transfer of the equity interest shall have been completed or performed.

Zhoulu Dadi Agreements

Equity Transfer Agreement for 70% Interest in Zhoulu Dadi

On September 14, 2010, Buyer entered into an Equity Transfer Agreement (the “Zhoulu Dadi Agreement”) with Seller and Mr. Tang, to acquire a 70% equity interest in Zhoulu Dadi Gas Co. Ltd., a PRC company (“Zhoulu Dadi”) from the Seller.

Zhoulu Dadi and its affiliated companies intend to invest in a number of projects as set forth in Annex VII of the Zhoulu Dadi Agreement.

Within 45 days following the payment of the first installment into the mutually managed bank account Seller is required to have acquired 100% of the equity of Zhoulu Dadi.

Purchase Price
The total purchase price for the 70% equity interest in Zhoulu Dadi is 135,000,000 RMB (approximately $20 million US dollars).  The purchase price is payable in three installments.  Each payment is subject to satisfaction of certain preconditions as described below.

The parties are required to open a mutually managed account within 3 business days of the execution of the agreement.

First Installment

The first installment of 60,000,000 RMB (approximately $8.89 million US dollars) of the purchase price is required to be paid into the mutually managed account within 5 business days of the execution of the agreement (with an additional 5 day grace) with interest accruing thereafter on the payment due at the rate of 0.1% per day capped at 5,000,000.00 RMB.

The first installment will be released from the mutually managed account after satisfaction of the certain conditions, including those set forth below (which preconditions are required to be satisfied within 45 days of the transfer of the first installment payment to the mutually managed bank account unless extended as set forth below):

1)	Seller shall have completed the purchase of 100% of the equity of the Zhoulu Dadi and the registration of the transfer shall have been completed.
2)	Zhoulu Dadi shall own the respective percentages of the affiliated companies as set forth in Annex II of the agreement and the corresponding registration of transfer shall have been completed.
3)	Seller shall have transferred a 70% equity interest in Zhoulu Dadi to Buyer and the registration of transfer shall be complete and Zhoulu Dadi shall have obtained the new business license.
4)
Before completion of the transfer, the Articles of Associations of Zhoulu Dadi and its affiliated companies shall provide that: (i) resolutions of the shareholders’ meeting with respect to the decision to amend the articles of association of each company, increasing or decreasing the registered capital or merging or dissolving the company, shall be passed by the shareholders holding  two-thirds of the shares entitled to vote; and (ii) Seller or Zhoulu Dadi has the right to appoint all the directors and executive officers of Zhoulu Dadi and its affiliated companies and this right to elect all of the directors and officers shall be held by Buyer following the transfer.

5)	Zhoulu Dadi shall have achieved the shareholder structure set forth in Annex II.

6)
Mr. Tang and Seller shall have entered into a written agreement with all of shareholders of Zhoulu Dadi and each of its affiliated companies in which Mr. Tang and the other shareholders shall agree that after completion of the transfer (A) none of them will take part in any day-to-day operation and management of Zhoulu Dadi and the affiliated companies; (B) Seller shall have the right appoint 2 directors and Buyer shall have the right to appoint 5 directors and (C) each of them waive the right of first refusal (if any) to purchase any equity sold by other shareholders of Zhoulu Dadi and its affiliated companies and each of them agrees that it shall only have the rights to enjoy the dividends and vote for the resolution of shareholder’s meeting according to his equity proportion.

7)	Seller and Zhoulu Dadi shall assist Buyer to inspect the fixed assets of the Zhoulu Dadi and its affiliated companies.
8)	The transfer shall be complete.
9)
Seller and Mr. Tang shall have caused all the other parties to the legal documents regarding to certain planned projects to agree in writing that (i) Seller and Mr. Tang and their affiliates are entitled to assign all of their rights and liabilities thereunder to the Company for no additional consideration; and (ii) the transfer of these rights and liabilities shall not cause any adverse affect to the Company. In addition, Seller is required to obtain a written undertaking from Dadi Gas that Dadi Gas will not take part in any of these planned projects without the prior written consent of the Company; and

10)	All obligations of each party to the Supplementary Agreement for the Escrow Terms and Conditions for the First Installment shall have been fully performed.

If the Seller fails to satisfy all the first installment payment release preconditions prior to the expiration of the 45 day period and the Seller submits a list in writing of the status of the preconditions on the last day of the 45 day period, Buyer will provide a cure period of 15 days during which the Seller will not incur any penalty for its failure to satisfy all release preconditions. If Seller fails to satisfy all the first installment payment release preconditions prior to the expiration of the cure period, the Seller may request an extension of the cure period by explaining the reasons for the failure to satisfy all the release preconditions. If the Buyer determines that the explanation given is reasonable, the Buyer may grant the Seller a further 15 day extension of the cure period. During that extended cure period, the Seller will incur a penalty of 0.1% per day of the first payment amount until the all the first installment payment release preconditions shall be satisfied.

If the Seller is unable to satisfy all the first installment payment release preconditions prior the expiration of the remedy period, the Buyer may take any of the following actions:

(i)    terminate the Agreement, have the first installment payment returned and require the Seller to pay the Buyer 5,000,000 RMB as a penalty;
(ii)   delay the first installment payment release until all the preconditions are satisfied and require the Seller to pay the Buyer 5,000,000 RMB as a penalty; or
(iv)  deduct up to 5,000,000 RMB from the first installment payment.

Under the terms of the Supplementary Agreement for the Escrow Terms and Condition for the First Installment the Seller dated September 14, 2010, between Seller, Buyer and Mr. Tang, Seller is entitled to borrow, in accordance with the terms and conditions set forth in the agreement, from the mutually managed account 50% of the amount of the first installment which funds are to be used to pay the purchase price for the equity interests of Zhoulu Dadi and its affiliated companies such that following the purchase Seller will 100% of the equity interests of Zhoulu Dadi and Zhoulu Dadi will own at least a 70% equity interest in each of the affiliated companies set forth in Annex II of the agreement.

Second Installment

The second installment of 65,000,000 RMB (or approximately $9.63 million) is payable within 180 days (with an additional 90 day grace period as described below) of the release of the first installment payment subject to the satisfaction of the following conditions:

1)	All actions shall have been taken such that Zhoulu Dadi shall be the registered owner of 70% equity interest of each of its affiliated companies; and
2)	Zhoulu Dadi shall have achieved the shareholding structure listed in Annex III. The business scope of all the affiliated companies shall remain the same.

If the Seller fails to satisfy all the second installment payment release preconditions prior to the expiration of the 180 day period and submits a list in writing of the status of the preconditions on the last day of the 180 day period, Buyer will provide a cure period of 15 days during which time Seller will not incur any penalty for its failure to satisfy all the first installment payment release preconditions. If Seller fails to satisfy all the first installment payment release preconditions prior to the expiration of the cure period, Seller may request an extension of the cure period by explaining the reasons for the failure to satisfy all the first installment payment release preconditions. If Buyer determines that the explanation given is reasonable, Buyer may grant the Seller a further 15 day extension of the cure period. During that extended cure period, the Seller will incur a penalty of 0.1% per day of the first payment amount until the all the first installment payment release preconditions shall be satisfied.

If the Seller is unable to satisfy all the second installment payment release preconditions prior the expiration of the remedy period, Buyer may take any of the following actions:

(i)    terminate the agreement, have the first installment payment returned and require the Seller to pay the Buyer 5,000,000 RMB as a penalty;
(ii) delay the second installment payment release until all the preconditions are satisfied and require the Seller to pay Buyer 5,000,000 RMB as a penalty; or
(v)deduct up to 5,000,000 RMB from the second installment payment.

Notwithstanding the foregoing, after the expiration of the 180 period for the payment of the second installment payment, the Buyer is entitled to have a 90 day extension without any penalty. After that 90 day extension expires if Buyer fails to pay the second installment to Seller, the Buyer will have a 45 days grace period. After that 45 day grace period expires, if the Buyer still fails to pay Seller the Buyer shall pay penalties at the rate of 0.1% per day of the amount of the second installment capped at 5,000,000 RMB.

Third Installment

The third and final installment is 10,000,000 RMB and is required to be paid into the managed account within 180 days after the payment of the second installment. After the expiration of the 180 period the Buyer is entitled to have a 45 day extension without any penalty. After that 45 day grace period expires, if the Buyer still fails to pay the Buyer shall pay penalties at the rate of 0.1% per day of the amount of the second installment capped at 500,000 RMB.

Within 3 years after the completion of the Transfer, in the event that Seller breaches any provisions of the agreement, Buyer is entitled to have the penalty or damages for such breach paid to it out of the mutually managed bank account. If the amount in the account is not sufficient then the Seller is required to pay the difference. After the expiration of such period of 3 years, if the Seller is not in breach or has already completed the remedy of any breach of the agreement, Buyer shall withdraw its management of such mutual management bank account after the expiration of such period of 3 years.

The following conditions are required to be satisfied prior to the closing of the transaction:

1)	All necessary permits, consents, licenses, governmental approvals or authorizations, relating to the legality, validity or enforceability of the sale of the transferred equity shall have been obtained
2)	All necessary processes, formalities and procedures relating to the transfer of the equity interest shall have been completed or performed; and
3)	The transfer of the equity interest will not result in the loss by Zhoulu Dadi and its affiliated companies of their respective rights to operate their urban gas pipelines.

Unless otherwise provided in the agreement, the Buyer is entitled to terminate the agreement unilaterally without any liability for breach of the agreement if some or all of the conditions have not been satisfied before the completion of the transfer. In the event of such termination by the Buyer, any installments of the purchase price previously paid shall be returned to the Buyer and the Buyer is entitled to a penalty of 5,000,000.00 RMB. If the penalty does not cover the damages or losses suffered by the Buyer the Seller is required to compensate the Buyer for the shortfall.

Exclusive Option Agreement/Equity Transfer Agreement Relating to Remaining 30% Interest in Zhoulu Dadi

In connection with the execution of the Zhoulu Dadi Agreement, Seller, Buyer and Zhoulu Dadi entered into an Exclusive Option Agreement (the “Option Agreement”) and a second Equity Transfer Agreement. Under the Option Agreement after the completion of the transfer of the 70% interest under the Zhoulu Dadi Agreement, Buyer has the right to purchase the remaining 30% equity interest in Zhoulu Dadi from Seller for a purchase price of 65,000,000RMB (approximately $9.63 million).

Under a related equity transfer agreement entered into between the parties, Seller has agreed so sell the remaining 30% of Zhoulu Dadi to Buyer following exercise by Buyer of the option.

The purchase price is payable in one installment and is payable after the following conditions are satisfied (which conditions are required to be satisfied within 30 days of the exercise of the option):

1)
All necessary permits, consents, licenses, governmental approvals or authorizations, relating  to the legality, validity or enforceability of the sale of the transferred equity shall have been obtained; and

2)	All necessary processes, formalities and procedures relating to the transfer of the equity interest shall have been completed or performed.

General Framework Agreement for Cooperation

On September 14, 2010 in connection with the execution of the agreements, Buyer and Seller entered into a General Framework for Cooperation in which the parties agreed to use their reasonable efforts to complete the acquisitions on the terms set forth in the acquisition agreements and the option agreement.

Item 2.03          Creation of a Direct Financial Obligation

The information pertaining to the Notes in Item 1.01 is incorporated herein by reference in its entirety.

Item 3.02          Unregistered Sales of Equity Securities

The information pertaining to the Series C Preferred Stock and Series D Preferred Stock in Item 1.01 is incorporated herein by reference in its entirety. Neither the shares of Series C Preferred Stock, Series D Preferred Stock or the shares of the Company’s common stock issuable upon conversion of the Series C Preferred Stock, Series D Preferred Stock or the Notes have been registered under the Securities Act of 1933, as amended (the “1933 Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company issued these securities in reliance on the exemption from registration provided by Section 4(2) of the 1933 Act and Regulation D promulgated thereunder. This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitution an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 3.03          Material Modification to Rights of Security Holders

In connection with the Private Placement, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations of Preferences, Rights and Limitations of Series C Preferred Stock (the “Series C Certificate”) and a Certificate of Designations of Preferences, Rights and Limitations of Series D Preferred Stock (the “Series D Certificate”). Pursuant to the Series C Certificate, there are 25 shares of Series C Preferred Stock authorized. Pursuant to the Series D Certificate, there are 4 shares of Series D Preferred Stock authorized. The Series C Preferred Stock is entitled to receive dividends on an as converted basis with the holders of the Company’s common stock. The Series D Preferred Stock is not entitled to dividends.

The holders of the Series C Preferred Stock are entitled to vote together with the holders of the Company’s common stock, with each such holder of Series C Preferred Stock entitled to the number of votes equal to the number of shares of the Company’s common stock into which such Series C Preferred Stock would be converted if converted on the record date for the taking of a vote. The holders of the Series D Preferred Stock have no voting rights.

Each share of Series C Preferred Stock is initially convertible, at any time at the sole option of the holder, into 5,647,011 shares of the Company’s common stock, subject to future adjustments as provided for in the Series C Certificate. The Series C Preferred Stock shall automatically convert into shares of the Company’s common stock upon the latest to occur of: (i) May 31, 2011 or (ii) the date upon which the Company’s completes the acquisition of at least 70% of the equity interests in Dadi and/or its affiliates (the “Acquisition End Date”).

Each share of Series D Preferred Stock converts automatically upon the latest to occur of: (i) May 31, 2011 or (ii) the Acquisition End Date into a number of shares of common stock determined according to the following formula:

A = (B * (.72/.28) - C – D)/4

Where:

A = total number of common shares into which Series D will be convertible.

B = 219,605,986

C = number of shares of common stock into which Series C Preferred Stock may be converted on the issuance date of the Series D Preferred Stock plus any shares of Common Stock into which shares of Series C Preferred Stock may be converted upon conversion of any convertible promissory notes convertible into such preferred stock and outstanding on the Issuance Date.

D = number of shares of outstanding common stock, plus the number of shares of common stock into which any convertible preferred stock, debt or other convertible securities are convertible, issued to new investors between October 1, 2010 and April 30, 2011, which result in gross proceeds to the Company not exceeding $54,500,000.

The foregoing summary does not purport to be a complete statement of the parties’ rights and obligations under the Series C Certificate and Series D Certificate or a complete explanation of the material terms thereof. The foregoing summary is qualified in its entirety by reference to the Certificate attached hereto as Exhibits 4.1 and 4.2.

Item 9.01            Financial Statements And Exhibits

(d)  Exhibits

Exhibit No.	Description
4.1	Certificate of Designations of Preferences, Rights and Limitations of Series C Convertible Preferred Stock

4.2	Certificate of Designations of Preferences, Rights and Limitations of Series D Convertible Preferred Stock

10.1	Series C and Series D Convertible Preferred Stock Securities Purchase Agreement, by and between China New Energy Group Company and China Hand Fund I, LLC, dated September 14, 2010.

10.2	Backstop Agreement, by and between China New Energy Group Company and China Hand Fund I, LLC, dated September 14, 2010.

10.3	Registration Rights Agreement, between China New Energy Group Company and China Hand Fund I, LLC, dated September 14, 2010.

10.4	Form of the Note Purchase Agreement, by and between China New Energy Group Company and the investor named therein, dated September 14, 2010.

10.5	Form of Convertible Note due October 15, 2010.

10.6
Equity Transfer Agreement, dated September 14, 2010, by and among China New Energy Investment Co., Ltd, Beijing Fengyin Xianghe Scientific Technology Co., Ltd. and Mr. Tang Zhixiang (relating to the acquisition of a 70% equity interest in Beijing Century Dadi Gas Engineering Co., Ltd.).

10.7
Exclusive Option Agreement, by and among China New Energy Investment Co., Ltd, and Beijing Fengyin Xianghe Scientific Technology Co., Ltd. (relating to the option to purchase the remaining 30% equity interest in Beijing Century Dadi Gas Engineering Co., Ltd.).

10.8
Equity Transfer Agreement, by and among China New Energy Investment Co., Ltd, Beijing Fengyin Xianghe Scientific Technology Co., Ltd. and Mr. Tang Zhixiang (relating to the acquisition of the remaining 30% equity interest in Beijing Century Dadi Gas Engineering Co., Ltd).

10.9
Equity Transfer Agreement, dated September 14, 2010, by and among China New Energy Investment Co., Ltd, Beijing Fengyin Xianghe Scientific Technology Co., Ltd. and Mr. Tang Zhixiang (relating to the acquisition of a 70% equity interest in Zhoulu Dadi Gas Co., Ltd).

10.10	Exclusive Option Agreement, by and among China New Energy Investment Co., Ltd, and Beijing Fengyin Xianghe Scientific Technology Co., Ltd.

10.11
Equity Transfer Agreement, by and among China New Energy Investment Co., Ltd, Beijing Fengyin Xianghe Scientific Technology Co., Ltd. and Mr. Tang Zhixiang (relating to the acquisition of the remaining 30% equity interest in Zhoulu Dadi Gas Co., Ltd).

10.12
Supplementary Agreement of Equity Transfer Agreement, dated September 14, 2010, by and among China New Energy Group Company, China New Energy Investment Co., Ltd, Beijing Fengyin Xianghe Scientific Technology Co., Ltd. and Mr. Tang Zhixiang

10.13
Supplementary Agreement for the Escrow Terms and Conditions for First Installment, dated September 14, 2010, by and among China New Energy Investment Co., Ltd, and Beijing Fengyin Xianghe Scientific Technology Co., Ltd. and Mr. Tang.

10.14	General Framework Agreement For Cooperation, dated September 14, 2010, by and among China New Energy Investment Co., Ltd, Beijing Fengyin Xianghe Scientific Technology Co., Ltd.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 20, 2010

CHINA NEW ENERGY GROUP COMPANY
(Registrant)

By:	/s/ Yangkan Chong
Yangkan Chong
Chief Executive Officer